Exhibit 99.1

TCF Financial Corporation

Investing in the Future

1.)           Corporate Profile

At September 30, 2005

•           $12.7 billion financial holding company headquartered in Minnesota

•           47th largest¹ bank in the U.S. based on asset size

•           39th largest¹ based on market cap

•           442 bank branches, 140 branches opened since January 1, 2000

•           22nd in total number of retail branches2

•           1,755 ATMs free to TCF customers; 1,262 off-site

•           12th largest issuer of VISA® Classic debit cards3

•           15th largest issuer of VISA® Commercial debit cards3

•           22nd largest overall issuer of VISA® cards3

•           ROA 2.11%;  ROE 28.32%;  ROTE4 34.11%

•           1,612,497 checking accounts

¹  Source:  CapitalBridge, 6/30/05

2  Source: SNL Financial, LLC, 10/17/05; bank and thrift holding companies

3  Source: VISA; 2Q05

4  Excludes the impact of intangible amortization expense (see reconciliation slide in the appendix)

2.)           Corporate Profile

At September 30, 2005

•           Bank branches located in six states

	At 9/30/05	At 1/1/00
Traditional	182	136
Supermarket	251	195
Campus	9	7
Total	442	338

	At 9/30/05	At 1/1/00
Minnesota	104	82
Illinois	199	150
Michigan	62	64
Wisconsin	34	31
Colorado	37	10
Indiana	6	1
Total	442	338

3.)           What Makes TCF Different

•           Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services:

•           Open seven days a week, 364 days/year

•           Traditional, supermarket and campus branches

•           1,755 ATMs free to TCF customers

•           Debit cards

•           Phone banking

•           TCF Totally Free OnlineSM banking

•           976,579 Internet banking accounts

•           De Novo Expansion

TCF is increasing its market share through de novo expansion:

•           Opening new branches

•           Starting new businesses

•           Offering new products and services

4.)           What Makes TCF Different

•           Power Assets® and Power Liabilities®

Power Assets® (consumer home equity and other loans, commercial real estate and business loans, and leasing and equipment finance) and low-cost Power Liabilities® (checking, savings and money market accounts) are growing and contribute a significantly high percentage of TCF’s profits.

•           Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)           Share Repurchase Program

•           Repurchased 400,000 shares of common stock during the 2005 third quarter at an average cost of $27.79 per share

•           Since 1/1/98:

•           TCF repurchased 58 million shares at an average cost of $18.15 per share

•           $1 billion investment

•           $1.5 billion value at 9/30/05

•           At 9/30/05, 6.7 million shares remain available to purchase under board authorizations

6.)           Return of Net Income to Shareholders

	Net Income	Stock Repurchase	Dividends Paid	Total	% of Net Income
	($ millions)

2001	$207.3	$148.0	$77.5	$225.5	109%
2002	232.9	148.0	86.5	234.5	101
2003	215.9	150.4	93.0	243.4	113
2004	255.0	116.1	104.0	220.1	86
2005¹	199.6	93.5	86.1	179.6	90

Total	$1,110.7	$656.0	$447.1	$1,103.1	99%

¹     Year-to-date

7.)           Consumer Home Equity Lending +19%*

Loan-to-value	12/01	12/02	12/03	12/04	9/05
	($ millions)

80% or less	$1,178.8	$1,488.5	$1,816.7	$2,149.4	$2,531.9
Over 80 to 90%	$802.1	$1,028.2	$1,370.5	$1,750.5	$1,850.0
Over 90 to 100%	$396.3	$385.0	$361.4	$449.3	$586.6
Over 100%	$66.6	$53.9	$39.5	$32.8	$28.9

Total	$2,444	$2,956	$3,588	$4,382	$4,997

*    Twelve-month growth rate

8.)           Consumer Home Equity Loans

At September 30, 2005

•           70% amortizing loans, 30% lines of credit

•           45% variable rate (prime based) and 55% fixed rate

•           66% are 1st mortgages, 34% are 2nd mortgages

•           Average home value of $209,763

•           Yield 7.01%

•           Over-30-day delinquency rate .34%

•           Net charge-offs: 2005 = .09%¹, 2004 = .09%, 2003 = .11%

•           Average loan-to-value 75%

•           Average FICO score 719

¹    Annualized

9.)           Commercial Lending +8%*

	12/01	12/02	12/03	12/04	9/05
	($ millions)

Commercial Real Estate	$1,622.5	$1,835.8	$1,916.7	$2,154.4	$2,241.1
Commercial Business	$422.4	$440.1	$427.7	$424.1	$438.0

Total	$2,045	$2,276	$2,344	$2,579	$2,679

*    Twelve-month growth rate

10.)         Commercial Loans

At September 30, 2005

•           Commercial real estate

•           24% apartment loans

•           18% office building loans

•           5% hotel loans

•           Commercial business — $438 million

•           Yield 6.28%

•           Over-30-day delinquency rate .02%

•           Net (recoveries) charge-offs: 2005 = (.12)%¹, 2004 = .03% , 2003 = .09%

•           Approximately 99% of all commercial loans secured

•           CRE location mix: 94% Midwest, 6% Other

¹    Annualized

11.)         Leasing and Equipment Finance +7%*

	12/01	12/02	12/03	12/04	9/05
	($ millions)

Leasing and Equipment Finance	$957	$1,039	$1,160	$1,375	$1,424

*    Twelve-month growth rate

12.)         Leasing and Equipment Finance

At September 30, 2005

•           38th largest equipment finance/leasing company in the U.S.¹

•           18th largest bank-owned equipment finance/leasing company in the U.S.¹

•           Equipment type

•           34% manufacturing and construction

•           17% specialty vehicle

•           15% technology and data processing

•           13% medical

•           21% other

•           Yield 6.70%

•           Uninstalled backlog of $248.1 million; up $53 million from year-end 2004

•           Over-30-day delinquency rate .40%

•           Net charge-offs excluding Delta leveraged lease: 2005 = .23%², 2004 = ..43%, 2003 = .69%

¹     Source: Equipment Leasing Association; 6/05

²    Annualized

13.)         Allowance for Loan & Lease Losses

	12/01	12/02	12/03	12/04	9/05
	($ millions)

Allowance for Loan & Lease Losses	$75.0	$77.0	$76.6	$79.9	$59.0
Net Charge-offs (NCO)	$12.5	$20.0	$12.9	$9.5	$22.2

As a % of Loans & Leases:
Allowance	.91%	.95%	.92%	.85%	.59%
NCO	.15%	.25%	.16%	.11%	.31%	¹,²
Coverage Ratio	6.0X	3.8X	5.9X	8.4X	2.0X	¹

¹    Annualized

²    Net charge-offs excluding Delta leveraged lease .05% (annualized)

14.)         Delinquencies (Over 30-day)1

	12/01	12/02	12/03	12/04	9/05
	($ millions)

Delinquencies	$46.8	$46.3	$38.7	$34.4	$31.0

Delinquencies (percent)	.57%	.57%	.47%	.37%	.31%

1     Excludes non-accrual loans and leases

15.)         Non-Performing Assets

	12/01	12/02	12/03	12/04	9/05
	($ millions)

Non-Accrual Loans and Leases	$52.0	$43.6	$35.4	$46.9	$21.7
Real Estate Owned	$14.6	$26.6	$33.5	$17.2	$16.8
Total	$66.6	$70.2	$68.9	$64.1	$38.5

Reserves/NAs:	144%	176%	216%	170%	272%
NPAs/Assets:	.59%	.58%	.61%	.52%	.30%

16.)         Retail Banking

17.)         Checking Accounts +6%*

	12/01	12/02	12/03	12/04	9/05
	(000s)

Supermarket Branches	496	549	608	652	683
Traditional & Campus Branches	753	789	836	883	929

Total	1,249	1,338	1,444	1,535	1,612

*    Twelve-month growth rate

18.)         Banking Fees and Other Revenue¹

	2001	2002	2003	2004	2005
	($ millions)

First Quarter	$65.6	$71.8	$81.6	$86.6	$87.3
Second Quarter	$74.7	$84.1	$92.6	$103.7	$99.1
Third Quarter	$75.1	$87.4	$93.8	$102.2	$103.8
Fourth Quarter	$77.6	$91.1	$90.0	$97.9	$—

Total	$293	$334	$358	$390	$290

¹     Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

19.)         Retail Checking Deposits +16%*

	12/01	12/02	12/03	12/04	9/05
	($ millions)

Supermarket Branches	$591	$695	$829	$1,000	$1,115
Traditional & Campus Branches	$1,715	$1,903	$2,146	$2,565	$2,778

Total	$2,306	$2,598	$2,975	$3,565	$3,893

Average Rate:	.07%	.05%	.01%	.22%	.60%

*    Twelve-month growth rate

20.)         Retail Deposits +10%*

Quarterly Average Balances

($ millions)

	9/30/05	9/30/04
Non-interest bearing checking	$2,465	$2,367
Premier checking	695	248
Other int. bearing checking	1,005	1,140
Subtotal	4,165	3,755
Premier savings	437	110
Other savings	1,549	1,718
Subtotal	1,986	1,828
Money Market	632	739
Certificates	1,771	1,459
Total	$8,554	$7,781

Average Rate:	1.23%	.53%

*Annual growth rate

21.)         Card Revenue +27%*

	2001	2002	2003	2004	2005
	($ millions)

First Quarter	$8.1	$10.2	$13.2	$13.5	$17.6
Second Quarter	$9.3	$11.8	$14.8	$16.0	$19.8
Third Quarter	$10.1	$12.1	$12.9	$16.3	$21.0
Fourth Quarter	$10.1	$13.1	$12.1	$17.7	$—

Total	$37.6	$47.2	$53.0	$63.5	$58.4

Sales Volume:	$2,560	$3,216	$3,899	$4,735	$4,142¹

Average off-line interchange rate:	1.55%	1.55%	1.43%	1.40%	1.43%¹

¹     Year-to-date

*     Year-to-date growth rate (‘05 vs. ‘04)

22.)         Card Revenue

•           12th largest issuer of VISA® Classic debit cards¹

•           15th largest issuer of VISA® Commercial debit cards¹

•           22nd largest overall issuer of VISA® cards¹

•           20% increase in sales volume²

•           29% increase in revenue to $21.0 million²

•           Number of active accounts up 50,514 or 7%²

•           15.5 transactions per month on active cards, up 14%²

¹   Source: VISA; 2Q05

²  3Q05 vs. 3Q04

23.)         Small Business Checking Deposits +13%*

	12/01	12/02	12/03	12/04	9/05
	($ millions)

Small Business Checking Deposits	$313	$380	$461	$546	$609

Average Rate:	0%	0%	0%	0%	0%

# of Accounts	79,865	91,385	102,557	113,605	121,643

*     Twelve-month growth rate

24.)         Small Business Services and Products

At September 30, 2005

•           $609 million in 0% interest checking account deposits

•           Small business loans up to $500,000; small business administration loans up to $150,000; home equity loans up to $500,000

•           76,412 TCF Business Check CardsSM

•           Introduced TCF Miles Plus Business Check CardSM loyalty program in April 2005

25.)         New Branch Expansion

26.)         Total New Branches

Branches opened since January 1, 2000

	Traditional			# of Branches
	and Campus	Supermarket	Total	Opened	Percent of Total

12/00	3	21	24	25	7%
12/01	8	41	49	26	13%
12/02	20	56	76	27	19%
12/03	34	61	95	19	24%
12/04	53	72	125	30	29%
9/05	64	76	140	15	32%
2005 Forecast	74	79	153	28	34%

27.)         New Traditional Branch Model - Net Income

($ 000s)

	1	2	3	4	5	6	7	8	9	10
	Year of Existence
Traditional Branch (net income)	$(362)	$(32)	$157	$320	$384	$491	$570	$555	$630	$692

Traditional branch capital expenditure $3 million

Includes deposits and consumer lending

28.)         New Branch Expansion

•           Ranked 4th among all major U.S. banks in branch expansion rate¹ during 2004

•           New branch expansion continues to be a “growth engine” for TCF:

•           Emphasis on traditional branch expansion, primarily in the Colorado, Illinois and Michigan markets

•           Improve customer banking experience through continued branch redesign and corporate branding

•           Continued high standards in acquiring prime real estate sites

¹ Source: American Banker 4/19/05

29.)         New Branch Total Deposits +91%*

Branches opened since January 1, 2000

	12/00	12/01	12/02	12/03	12/04	9/05
	($ millions)

Deposits	$52	$97	$250	$353	$570	$983

*   Twelve-month growth rate

30.)         New Branch Total Checking Accounts +32%*

Branches opened since January 1, 2000

	12/00	12/01	12/02	12/03	12/04	9/05
	(000s)

Checking Accounts	12	42	83	142	206	256

*    Twelve-month growth rate

31.)         New Branch Banking Fees & Other Revenue¹ +32%*

Branches opened since January 1, 2000

	2000	2001	2002	2003	2004	2005
	($ millions)

First Quarter	$—	$1.0	$2.8	$5.4	$9.1	$13.8
Second Quarter	$0.2	$1.6	$4.1	$7.3	$13.4	$17.2
Third Quarter	$0.5	$2.0	$4.4	$7.9	$14.0	$18.5
Fourth Quarter	$0.8	$2.6	$5.4	$8.4	$14.5	$—

Total	$2	$7	$17	$29	$51	$50

¹     Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue.

*   Twelve-month growth rate

32.)         New Branch Consumer Loans +45%*

Branches opened since January 1, 2000

Consumer Loans
($ millions)
12/00	$5
12/01	$28
12/02	$94
12/03	$204
12/04	$366
9/05	$477

*   Twelve-month growth rate

33.)         Campus Banking

At September 30, 2005

•           Alliances with the University of Minnesota and University of Michigan plus nine other colleges, including the latest agreements with DePaul University in Chicago and Milwaukee Area Technical College

•           Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•           95,495 total checking accounts

•           $154.9 million in total deposits

34.)         New Products and Services

•           TCF MILES PLUSSM Card Loyalty Programs

•           Premier (Retail)

•           Small Business

•           TCF Check CashingSM and Money Transfers

•           Electronic statement delivery

•           TCF index Investment StrategiesTM

•           TCF Visa® Gift Card

•           TCF Express Check Conversion

•           Medical equipment leasing

35.)         Premier Checking & Savings Deposits +190%*

Quarterly Average Balances

($000s)

	9/30/04	12/31/04	3/31/05	6/30/05	9/30/05

Premier Checking	$291	$397	$525	$627	$764
Premier Savings	$156	$244	$324	$370	$533
Total	$447	$641	$849	$997	$1,297

Average Rate:	1.48%	1.86%	2.03%	2.21%	2.89%

*Twelve-month growth rate

36.)         Financial Highlights

37.)         Diluted EPS  +10%*

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005¹

Diluted EPS	$.60	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$1.50

¹    Year-to-date

*   Year-to-date growth rate (‘05 vs. ‘04)

38.)         Dividend History +13%*

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005²

Dividends Paid	$.18	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.64

Dividend payout ratio:	30%	28%	35%	36%	35%	37%	37%	43%	40%	43%

10-year compounded annual growth rate 19%

Ranks 6th of the Top 50 Banks¹

¹  Source:  CapitalBridge

²  Year-to-date

*  Annual growth rate (‘05 vs. ‘04)

39.)         Net Income +6%*

	2001	2002	2003	2004	2005¹
	($ millions)

First Quarter	$48.2	$56.3	$60.1	$60.7	$63.5
Second Quarter	$52.0	$58.0	$60.3	$65.2	$70.6
Third Quarter	$52.9	$58.9	$36.0	$61.7	$65.5
Fourth Quarter	$54.2	$59.8	$59.5	$67.4	$—

Total	$207	$233	$216	$255	$200

¹   Year-to-date

*   Year-to-date growth rate (‘05 vs. ‘04)

40.)         Net Interest Income +6%*

	2001	2002	2003	2004	2005
	($ millions)

First Quarter	$113.8	$124.5	$122.4	$118.4	$129.1
Second Quarter	$119.3	$124.3	$119.8	$122.4	$131.3
Third Quarter	$122.4	$123.8	$119.9	$124.5	$128.0
Fourth Quarter	$125.7	$126.6	$119.1	$126.5	$—

Total	$481	$499	$481	$492	$388

Net Interest Margin:	4.51%	4.71%	4.54%	4.54%	4.51%	¹

¹   Year-to-date

*   Year-to-date growth rate (‘05 vs. ‘04)

41.)         Financial Highlights

($ millions, except per-share data)

	Year-to-Date
	2005	2004	Change
Net Interest Income	$388.4	$365.4	6.3%
Fees & Other Revenue:
Banking	290.2	292.5	(.8)
Other	52.7	49.0	7.5
Total Fees and Other Revenue	342.9	341.5	.4
Gains on Sales of Securities	10.7	16.4	(34.9)
Total Non-Interest Income	353.6	357.9	(1.2)
Total Revenue	742.0	723.3	2.6
Provision for Credit Losses	1.4	6.9	(79.7)
Non-Interest Expense	452.4	432.5	4.6
Net Income	$199.6	$187.6	6.4

Diluted EPS	$1.50	$1.36	10.3
ROA	2.11%	2.12%	(1	)bps
ROE	28.32%	26.56%	176	bps

42.)         Power ProfitsSM

Average Balance ($ millions)

Profit center net income ($ 000s)

		YTD 2005
	Balance	Net Income	%
Commercial Lending	$2,621	$23,736	12%
Consumer Lending	4,685	41,808	21
Leasing and Equipment Finance	1,410	23,800	12
Total Power Assets ®	$8,716	89,344	45

Traditional and Campus Branches (191)	$6,590	58,397	29
Supermarket Branches (251)	1,772	24,458	12
Total Power Liabilities ®	$8,362	82,855	41
Total Power Assets & Liabilities		172,199	86
Equity		17,312	9
Total Power Businesses		189,511	95
Gains on Sales of Securities		7,390	4
Treasury Services and Other		2,691	1
Net Income		$199,592	100%

43.)         Securities Available for Sale and Residential Portfolios

Ending Balance	12/01	12/02	12/03	12/04	9/05
	($ millions)

Securities available for sale portfolio[1]	$1,575	$2,355	$1,524	$1,622	$1,340
Residential portfolio	2,733	1,800	1,213	1,014	816
Total	$4,308	$4,155	$2,737	$2,636	$2,156

Yield:	6.76%	6.25%	5.55%	5.29%	5.37%
% of Total Assets	37.9%	34.1%	24.2%	21.4%	16.9%

1     Based on historical amortized cost

44.)         TCF vs Top 50 Banks

45.)         Top 50 Banks¹ - Return on Assets

Quarter Ended June 30, 2005

(Percent)

TCF FINL CORP	TCB	2.22%
US BANCORP	USB	2.19%
MELLON FINANCIAL	MEL	2.10%
NATL CITY CORP	NCC	2.04%
NORTH FORK BANCP	NFB	1.94%
SYNOVUS FINL	SNV	1.88%
WELLS FARGO & CO	WFC	1.71%
MARSHALL &ILSLEY	MI	1.71%
MERCANTILE BANKS	MRBK	1.64%
BB&T CORPORATION	BBT	1.59%
ASSOC BANC-CORP	ASBC	1.58%
CITY NATL CORP	CYN	1.55%
COMMERCE BCSHS	CBSH	1.54%
COMERICA INC	CMA	1.50%
WESTCORP	WES	1.50%
BANK NEW YORK	BK	1.48%
FIFTH THIRD BANC	FITB	1.48%
HIBERNIA CORP -A	HIB	1.47%
FULTON FINANCIAL	FULT	1.47%
PNC FINANCIAL SE	PNC	1.47%
UNIONBANCAL CORP	UB	1.46%
NEW YORK CMNTY BANCORP INC	NYB	1.46%
REGIONS FINL	RF	1.46%
BANK OF AMERICA	BAC	1.45%
M&T BANK CORP	MTB	1.44%
CITIGROUP INC	C	1.43%
VALLEY NATL BANC	VLY	1.38%
COMPASS BANCSHS	CBSS	1.37%
ZIONS BANCORP	ZION	1.37%
INVESTORS FINL	IFIN	1.34%
AMSOUTH BANCORP	ASO	1.33%
FIRST HORIZON NA	FHN	1.33%
BOK FINL CORP	BOKF	1.31%
WACHOVIA CORP	WB	1.29%
SKY FINANCIAL GR	SKYF	1.28%
POPULAR INC	BPOP	1.23%
HUNTINGTON BANC	HBAN	1.20%
SUNTRUST BANKS	STI	1.20%
NORTHERN TRUST	NTRS	1.20%
KEYCORP	KEY	1.15%
HUDSON CITY BANCORP	HCBK	1.12%
COLONIAL BANCGRO	CNB	1.05%
SOVEREIGN BANCORP INC	SOV	1.01%
COMMERCE BANC NJ	CBH	1.00%
WEBSTER FINANCIAL CORP	WBS	.92%
SOUTH FINANCIAL	TSFG	.91%
STATE ST CORP	STT	.81%
BANKNORTH GROUP	BNK	.81%
FIRST CITIZENS-A	FCNCA	.72%
JP MORGAN CHASE	JPM	.63%

AVERAGE		1.39%

¹  Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/05

Source:  CapitalBridge

46.)         Top 50 Banks¹ - Return on Equity

Quarter Ended June 30, 2005

(Percent)

TCF FINL CORP	TCB	30.23%
NATL CITY CORP	NCC	22.78%
INVESTORS FINL	IFIN	22.43%
US BANCORP	USB	22.36%
FIRST HORIZON NA	FHN	20.89%
CITIGROUP INC	C	20.16%
VALLEY NATL BANC	VLY	19.87%
WELLS FARGO & CO	WFC	19.51%
COMPASS BANCSHS	CBSS	19.20%
MELLON FINANCIAL	MEL	19.18%
AMSOUTH BANCORP	ASO	19.03%
COMMERCE BANC NJ	CBH	18.99%
POPULAR INC	BPOP	18.55%
MARSHALL &ILSLEY	MI	17.98%
SYNOVUS FINL	SNV	17.91%
WESTCORP	WES	17.58%
UNIONBANCAL CORP	UB	17.30%
BANK OF AMERICA	BAC	16.94%
ASSOC BANC-CORP	ASBC	16.84%
FIFTH THIRD BANC	FITB	16.56%
CITY NATL CORP	CYN	16.46%
COMERICA INC	CMA	16.30%
BANK NEW YORK	BK	16.24%
NORTHERN TRUST	NTRS	16.19%
HIBERNIA CORP -A	HIB	16.15%
COMMERCE BCSHS	CBSH	15.76%
PNC FINANCIAL SE	PNC	15.69%
ZIONS BANCORP	ZION	15.66%
HUNTINGTON BANC	HBAN	15.45%
BB&T CORPORATION	BBT	14.92%
WACHOVIA CORP	WB	14.85%
NORTH FORK BANCP	NFB	14.62%
KEYCORP	KEY	14.39%
BOK FINL CORP	BOKF	14.34%
FULTON FINANCIAL	FULT	14.11%
SKY FINANCIAL GR	SKYF	13.83%
SUNTRUST BANKS	STI	13.35%
M&T BANK CORP	MTB	13.31%
STATE ST CORP	STT	13.28%
REGIONS FINL	RF	13.01%
COLONIAL BANCGRO	CNB	12.67%
MERCANTILE BANKS	MRBK	12.51%
SOVEREIGN BANCORP INC	SOV	11.50%
NEW YORK CMNTY BANCORP INC	NYB	11.44%
WEBSTER FINANCIAL CORP	WBS	10.41%
SOUTH FINANCIAL	TSFG	9.52%
FIRST CITIZENS-A	FCNCA	8.87%
JP MORGAN CHASE	JPM	8.40%
HUDSON CITY BANCORP	HCBK	7.42%
BANKNORTH GROUP	BNK	5.31%

AVERAGE		15.80%

¹  Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/05

Source:  CapitalBridge

47.)         Top 50 Banks¹ - Net Charge-Offs

Six Months Ended June 30, 2005

(Percent)

PNC FINANCIAL SE	PNC	(.11)%
UNIONBANCAL CORP	UB	(.04)%
CITY NATL CORP	CYN	(.03)%
MERCANTILE BANKS	MRBK	.00%
NORTHERN TRUST	NTRS	.00%
WEBSTER FINANCIAL CORP	WBS	.01%
FULTON FINANCIAL	FULT	.02%
TCF FINL CORP	TCB	.03%
VALLEY NATL BANC	VLY	.04%
NORTH FORK BANCP	NFB	.07%
ASSOC BANC-CORP	ASBC	.08%
INTL BANCSHARES	IBOC	.08%
WACHOVIA CORP	WB	.09%
ZIONS BANCORP	ZION	.09%
COMMERCE BANC NJ	CBH	.10%
BANK NEW YORK	BK	.11%
WILMINGTON TRUST	WL	.12%
CULLEN/FROST	CFR	.12%
MARSHALL &ILSLEY	MI	.13%
BOK FINL CORP	BOKF	.13%
SUNTRUST BANKS	STI	.14%
BANKNORTH GROUP	BNK	.14%
M&T BANK CORP	MTB	.17%
COLONIAL BANCGRO	CNB	.18%
FIRST CITIZENS-A	FCNCA	.18%
FIRST HORIZON NA	FHN	.20%
REGIONS FINL	RF	.20%
AMSOUTH BANCORP	ASO	.22%
BANCORPSOUTH INC	BXS	.24%
BANK OF HAWAII	BOH	.24%
COMMERCE BCSHS (KC)	CBSH	.26%
BB&T CORPORATION	BBT	.26%
SYNOVUS FINL	SNV	.30%
NATL CITY CORP	NCC	.31%
KEYCORP	KEY	.32%
COMERICA INC	CMA	.32%
HUNTINGTON BANC	HBAN	.37%
FIFTH THIRD BANC	FITB	.37%
SOUTH FINANCIAL	TSFG	.38%
HIBERNIA CORP	HIB	.38%
COMPASS BANCSHS	CBSS	.41%
HUDSON UNITED BA	HU	.47%
US BANCORP	USB	.49%
POPULAR INC	BPOP	.56%
BANK OF AMERICA	BAC	.67%
FIRSTMERIT CORP	FMER	.68%
SKY FINANCIAL GR	SKYF	.70%
WELLS FARGO & CO	WFC	.71%
JP MORGAN CHASE	JPM	.78%
CITIGROUP INC	C	1.33%

WEIGHTED AVERAGE		.59%

¹  Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/05

Source:  CapitalBridge

48.)         Top 50 Banks¹ - Loan Loss Coverage²

Six Months Ended June 30, 2005

(Multiple)

PNC FINANCIAL SE	PNC	628.00X
NORTHERN TRUST	NTRS	162.38X
WEBSTER FINANCIAL CORP	WBS	97.99X
FULTON FINANCIAL	FULT	60.27X
CITY NATL CORP	CYN	43.82X
TCF FINL CORP	TCB	26.11X
VALLEY NATL BANC	VLY	23.92X
INTL BANCSHARES	IBOC	19.85X
ASSOC BANC-CORP	ASBC	16.56X
ZIONS BANCORP	ZION	14.22X
WACHOVIA CORP	WB	14.01X
COMMERCE BANC NJ	CBH	14.01X
MERCANTILE BANKS	MRBK	13.53X
BANK NEW YORK	BK	13.38X
CULLEN/FROST	CFR	11.75X
WILMINGTON TRUST	WL	11.00X
BOK FINL CORP	BOKF	9.96X
M&T BANK CORP	MTB	9.80X
NORTH FORK BANCP	NFB	9.70X
MARSHALL &ILSLEY	MI	9.08X
BANKNORTH GROUP	BNK	8.32X
FIRST CITIZENS-A	FCNCA	7.52X
SUNTRUST BANKS	STI	7.18X
BANK OF HAWAII	BOH	6.83X
COLONIAL BANCGRO	CNB	6.74X
REGIONS FINL	RF	6.45X
COMMERCE BCSHS (KC)	CBSH	5.97X
BANCORPSOUTH INC	BXS	5.44X
KEYCORP	KEY	5.39X
AMSOUTH BANCORP	ASO	4.98X
FIRST HORIZON NA	FHN	4.89X
SYNOVUS FINL	SNV	4.58X
COMERICA INC	CMA	4.54X
BB&T CORPORATION	BBT	4.43X
HIBERNIA CORP	HIB	3.77X
NATL CITY CORP	NCC	3.52X
SOUTH FINANCIAL	TSFG	3.30X
US BANCORP	USB	3.29X
COMPASS BANCSHS	CBSS	3.22X
FIFTH THIRD BANC	FITB	3.06X
POPULAR INC	BPOP	2.87X
HUNTINGTON BANC	HBAN	2.86X
HUDSON UNITED BA	HU	2.58X
BANK OF AMERICA	BAC	2.35X
JP MORGAN CHASE	JPM	2.14X
FIRSTMERIT CORP	FMER	2.10X
SKY FINANCIAL GR	SKYF	2.03X
WELLS FARGO & CO	WFC	1.82X
CITIGROUP INC	C	1.42X
UNIONBANCAL CORP	UB	N.M.X

WEIGHTED AVERAGE		2.48X

¹  Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/05

²  Calculated based on simple annualization of net charge-offs except for banks with net recoveries which were calculated based on the trailing four quarters’ net charge-offs.

Source:  CapitalBridge

49.)         Top 50 Banks¹ - Net Interest Margin

Quarter Ended June 30, 2005

(Percent)

WESTCORP	WES	5.50%
WELLS FARGO & CO	WFC	4.83%
REGIONS FINL	RF	4.66%
CITY NATL CORP	CYN	4.60%
TCF FINL CORP	TCB	4.53%
NORTH FORK BANCP	NFB	4.48%
ZIONS BANCORP	ZION	4.44%
MERCANTILE BANKS	MRBK	4.29%
US BANCORP	USB	4.15%
NATL CITY CORP	NCC	4.13%
COMMERCE BANC NJ	CBH	4.10%
SYNOVUS FINL	SNV	4.10%
UNIONBANCAL CORP	UB	3.98%
HIBERNIA CORP -A	HIB	3.98%
SKY FINANCIAL GR	SKYF	3.97%
BANKNORTH GROUP	BNK	3.96%
BB&T CORPORATION	BBT	3.93%
FULTON FINANCIAL	FULT	3.89%
ASSOC BANC-CORP	ASBC	3.88%
COMMERCE BCSHS	CBSH	3.81%
POPULAR INC	BPOP	3.80%
M&T BANK CORP	MTB	3.79%
VALLEY NATL BANC	VLY	3.72%
COMERICA INC	CMA	3.70%
COLONIAL BANCGRO	CNB	3.70%
KEYCORP	KEY	3.69%
SOUTH FINANCIAL	TSFG	3.55%
COMPASS BANCSHS	CBSS	3.54%
FIRST CITIZENS-A	FCNCA	3.49%
WACHOVIA CORP	WB	3.48%
AMSOUTH BANCORP	ASO	3.44%
FIRST HORIZON NA	FHN	3.39%
BOK FINL CORP	BOKF	3.37%
FIFTH THIRD BANC	FITB	3.37%
HUNTINGTON BANC	HBAN	3.36%
BANK OF AMERICA	BAC	3.35%
SOVEREIGN BANCORP INC	SOV	3.34%
MARSHALL &ILSLEY	MI	3.32%
CITIGROUP INC	C	3.32%
WEBSTER FINANCIAL CORP	WBS	3.26%
SUNTRUST BANKS	STI	3.20%
PNC FINANCIAL SE	PNC	3.12%
NEW YORK CMNTY BANCORP INC	NYB	3.01%
JP MORGAN CHASE	JPM	2.68%
HUDSON CITY BANCORP	HCBK	2.31%
BANK NEW YORK	BK	2.25%
MELLON FINANCIAL	MEL	1.98%
INVESTORS FINL	IFIN	1.69%
NORTHERN TRUST	NTRS	1.67%
STATE ST CORP	STT	1.06%

AVERAGE		3.56%

¹  Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/05

Source:  CapitalBridge

50.)         Top 50 Banks¹- Price/Est. Forward EPS

Quarter Ended June 30, 2005

(Multiple)

HUDSON CITY BANCORP	HCBK	19.39X
NORTHERN TRUST	NTRS	17.52X
SYNOVUS FINL	SNV	16.07X
STATE ST CORP	STT	15.89X
COMMERCE BCSHS	CBSH	15.83X
COMMERCE BANC NJ	CBH	15.71X
HIBERNIA CORP -A	HIB	15.30X
MERCANTILE BANKS	MRBK	15.29X
INVESTORS FINL	IFIN	15.16X
FULTON FINANCIAL	FULT	15.05X
M&T BANK CORP	MTB	14.84X
BOK FINL CORP	BOKF	14.80X
VALLEY NATL BANC	VLY	14.72X
MELLON FINANCIAL	MEL	14.64X
CITY NATL CORP	CYN	14.36X
SKY FINANCIAL GR	SKYF	14.24X
MARSHALL &ILSLEY	MI	13.87X
COLONIAL BANCGRO	CNB	13.85X
BANK NEW YORK	BK	13.62X
COMPASS BANCSHS	CBSS	13.62X
SOUTH FINANCIAL	TSFG	13.53X
HUNTINGTON BANC	HBAN	13.20X
UNIONBANCAL CORP	UB	13.14X
FIFTH THIRD BANC	FITB	13.02X
ZIONS BANCORP	ZION	12.97X
BANKNORTH GROUP	BNK	12.84X
AMSOUTH BANCORP	ASO	12.80X
TCF FINL CORP	TCB	12.78X
BB&T CORPORATION	BBT	12.75X
REGIONS FINL	RF	12.74X
ASSOC BANC-CORP	ASBC	12.71X
NEW YORK CMNTY BANCORP INC	NYB	12.49X
POPULAR INC	BPOP	12.46X
WEBSTER FINANCIAL CORP	WBS	12.42X
KEYCORP	KEY	12.27X
COMERICA INC	CMA	12.20X
WELLS FARGO & CO	WFC	12.19X
SUNTRUST BANKS	STI	12.10X
SOVEREIGN BANCORP INC	SOV	11.88X
PNC FINANCIAL SE	PNC	11.59X
US BANCORP	USB	11.43X
NATL CITY CORP	NCC	11.29X
NORTH FORK BANCP	NFB	11.18X
FIRST HORIZON NA	FHN	10.85X
WACHOVIA CORP	WB	10.65X
WESTCORP	WES	10.63X
JP MORGAN CHASE	JPM	10.40X
BANK OF AMERICA	BAC	9.82X
CITIGROUP INC	C	9.82X
FIRST CITIZENS-A	FCNCA	N/A

AVERAGE		13.30X

¹  Represents the fifty largest bank holding companies in the U.S. based on asset size at 6/30/05

Source:  CapitalBridge

51.)         Return to Shareholders¹ +19%*

Period Ending	TCF Financial Corporation	Russell 2000	SNL All Bank & Thrift Index
6/86	$100.00	$100.00	$100.00
9/86	$102.08	$88.55	$100.55
9/87	$91.75	$114.54	$112.98
9/88	$88.49	$102.23	$109.84
9/89	$133.50	$124.23	$145.55
9/90	$58.30	$90.52	$88.65
9/91	$172.47	$131.36	$156.61
9/92	$237.81	$143.08	$199.80
9/93	$386.07	$190.58	$252.26
9/94	$393.29	$195.56	$198.53
9/95	$597.23	$241.33	$261.91
9/96	$787.54	$273.02	$340.60
9/97	$1,247.18	$363.63	$541.21
9/98	$864.80	$294.48	$520.90
9/99	$1,277.27	$350.64	$616.46
9/00	$1,735.11	$432.66	$743.22
9/01	$2,173.68	$340.90	$715.30
9/02	$2,044.89	$309.19	$677.44
9/03	$2,385.84	$422.04	$876.90
9/04	$3,096.80	$501.28	$1,002.38
9/05	$2,816.12	$591.26	$1,023.14

¹    Assumes $100 invested June 18, 1986 with dividends reinvested

*   Annualized return since June 18, 1986

Source:  SNL Securities LC

52.)         Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and  forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks,etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches;  changes in accounting standards or interpretations of existing standards, or monetary, fiscal or tax policies of the federal or state governments; adverse findings in tax audits; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage claims made by TCF; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage servicing portfolio, which could adversely affect earnings; and results of litigation, including reductions in card revenues resulting from litigation brought by various merchants or merchant organizations against VISA, or other significant uncertainties. Investors should consult TCF’s Annual Report to Shareholders and reports on Forms 10-K, 10-Q and 8-K for additional important information about the Company.

53.)         NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year-Ending	Stock Price	Dividend Paid
Jun-86	$1.50	N/A
Dec-86	$1.52	N/A
Dec-87	$.86	N/A
Dec-88	$1.11	$.03
Dec-89	$1.69	$.05
Dec-90	$.96	$.05
Dec-91	$2.42	$.05
Dec-92	$3.63	$.06
Dec-93	$4.25	$.09
Dec-94	$5.16	$.13
Dec-95	$8.28	$.15
Dec-96	$10.88	$.18
Dec-97	$16.97	$.23
Dec-98	$12.09	$.31
Dec-99	$12.44	$.36
Dec-00	$22.28	$.41
Dec-01	$23.99	$.50
Dec-02	$21.85	$.58
Dec-03	$25.68	$.65
Dec-04	$32.14	$.75
Sep-05	$26.75	$.85	*

*   Annualized

54.)         Appendix

55.)         Risk-Based Capital

	12/01	12/02	12/03	12/04	9/05
	($ millions)

Actual	$834	$851	$842	$959	$1,009
Minimum Requirement	$593	$622	$628	$705	$757
Well Capitalized Requirement	$741	$777	$785	$881	$946

Tier 1:	10.24%	9.96%	9.75%	9.12%	8.72%
Total:	11.26%	10.95%	10.73%	10.88%	10.66%
Excess¹:	$93.2	$73.6	$57.4	$77.4	$62.6

¹ Excess over “well-capitalized” requirement

56.)         Leasing and Equipment Finance

Power Assets®

($ 000s)

	9/30/2005	12/31/2004	Change
Manufacturing	$261,379	$251,157	$10,222
Specialty vehicles	241,915	236,582	5,333
Technology and data processing	219,969	229,160	(9,191)
Construction	216,248	182,612	33,636
Medical	185,807	157,745	28,062
Trucks and trailers	61,225	74,870	(13,645)
Furniture and fixtures	55,706	51,192	4,514
Printing	53,447	45,394	8,053
Material handling	36,066	33,810	2,256
Other	92,555	112,850	(20,295)
Total	$1,424,317	$1,375,372	$48,945

57.)         Leasing and Equipment Finance

Summary of Operations

($ 000s)

For the Nine Months Ended September 30:	2005	2004	Change
Net interest income	$42,877	$41,055	$1,822
Provision for credit losses	2,958	4,807	(1,849)
Non-interest income	32,059	29,649	2,410
Non-interest expense	35,129	30,739	4,390
Pre-tax income	36,849	35,158	1,691
Income tax expense	13,049	12,344	705
Net Income	$23,800	$22,814	$986

ROA	2.14%	2.29%

58.)         Net Charge-offs by Business Line

					YTD¹
	2001	2002	2003	2004	2005

Consumer	.13%	.15%	.10%	.08%	.09%
Commercial real estate	—	.12	.07	.02	—
Commercial business	.06	1.35	.18	.04	(.73)
Leasing and equipment finance²	1.00	.80	.69	.43	2.01
Residential real estate	—	—	.01	.01	.01
Total	.15	.25	.16	.11	.31

¹   Annualized

²   Excluding Delta leveraged lease .23% (annualized) for 2005

59.)         Reconciliation of GAAP to Non-GAAP Measures¹

For the Nine Months Ended
September 30, 2005

Computation of Return on Equity (ROE):
Net income, as reported	$199,592

Average stockholders’ equity, as reported	$939,586

Return on equity	28.32%

Computation of Return on Tangible Equity (ROTE):
Net income	$199,592
Amortization of deposit based intangibles, net of any related tax effect	796

Net income, adjusted	$200,388

Average stockholders’ equity	$939,586
Average goodwill	152,599
Average deposit base intangible	3,617

Average tangible equity	$783,370

Return on tangible equity (ROTE)	34.11%

¹  In contrast to GAAP-basis measures, ROTE excludes the after-tax effect of goodwill and deposit base intangible assets both in the income statement and balance sheet.  This allows management to review core operating results and core capital position of the Company.  This is consistent with the treatment by bank regulatory agencies which exclude goodwill and deposit base intangible assets from their calculation of risk-based capital.

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Core checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

Return on Average Tangible Common Equity (ROTE)

Annualized net income (excluding the after-tax effect of goodwill and deposit base intangible assets amortization) divided by average tangible common stockholders’ equity for the period.

Tangible Common Stockholders’ Equity

Common stockholders’ equity less goodwill and deposit base intangible assets.